                                                                    EXHIBIT 20.1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 15, 2005 and with respect to the performance of the Trust during the month of January, 2005 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 supplement.

A.    Information Regarding the Current Monthly Distribution (Stated on the
      Basis of $1,000 Original Certificate Principal Amount)

      1     The amount of the current monthly distribution in respect of Class A
            Monthly Principal                                                                   $                  0.00
                                                                                                -----------------------

      2     The amount of the current monthly distribution in respect of Class B
            Monthly Principal                                                                   $                 0.00
                                                                                                -----------------------

      3     The amount of the current monthly distribution in respect of
            Collateral Monthly Principal                                                        $                 0.00
                                                                                                -----------------------

      4     The amount of the current monthly distribution in respect of Class A
            Monthly Interest                                                                    $                  2.05
                                                                                                -----------------------

      5     The amount of the current monthly distribution in respect of Class A
            Additional Interest                                                                 $                 0.00
                                                                                                -----------------------

      6     The amount of the current monthly distribution in respect of Class B
            Monthly Interest                                                                    $                 2.24
                                                                                                -----------------------

      7     The amount of the current monthly distribution in respect of Class B
            Additional Interest                                                                 $                 0.00
                                                                                                -----------------------


      8     The amount of the current monthly distribution in respect of
            Collateral Minimum Monthly Interest                                                 $                 2.61
                                                                                                -----------------------


      9     The amount of the current monthly distribution in respect of any
            accrued and unpaid Collateral Minimum Monthly Interest                              $                  0.00
                                                                                                -----------------------

B.    Information Regarding the Performance of the Trust

      1     Collection of Principal Receivables

            (a) Available Principal Collections                                                 $        115,189,328.53
                                                                                                -----------------------

            (b) Class A Investor Default Amount treated as Available Principal Collection       $          2,332,677.35
                                                                                                -----------------------

            (c) Class B Investor Default Amount treated as Available Principal Collection       $            159,955.02
                                                                                                -----------------------

            (d) Excess Spread treated as Available Principal Collection                         $            173,284.60
                                                                                                -----------------------

      2     Principal Receivables in the Trust

            (a) The aggregate amount of Principal Receivables in the
                Trust as of the end of the day on the last day of the
                related Monthly Period                                                          $      1,681,489,409.80
                                                                                                -----------------------

            (b) The amount of Principal Receivables in the Trust
                represented by the Invested Amount of Series 2000-1 as of
                the end of the day on the last
                day of the related Monthly Period                                               $        573,436,390.83
                                                                                                -----------------------

            (c) The amount of Principal Receivables in the Trust
                represented by the Adjusted Invested Amount of Series
                2000-1 as of the end of the day
                on the last day of the related Monthly Period                                   $        573,436,390.83
                                                                                                -----------------------

            (d) The amount of Principal Receivables in the Trust
                represented by the Class A Invested Amount as of the end
                of the day on the last
                day of the related Monthly Period                                               $        501,756,841.98
                                                                                                -----------------------

            (e) The amount of Principal Receivables in the Trust
                represented by the Class A Adjusted Invested Amount as of
                the end of the day on the last
                day of the related Monthly Period                                               $        501,756,841.98
                                                                                                -----------------------

            (f) The amount of Principal Receivables in the Trust
                represented by the Class B Invested Amount as of the end
                of the day on the last
                day of the related Monthly Period                                               $         34,406,183.45
                                                                                                -----------------------

            (g) The amount of Principal Receivables in the Trust
                represented by the Class B Adjusted Invested Amount as of
                the end of the day on the last
                day of the related Monthly Period                                               $         34,406,183.45
                                                                                                -----------------------

            (h) The amount of Principal Receivables in the Trust
                represented by the Collateral Invested Amount as of the
                end of the day on the last
                day of the related Monthly Period                                               $         37,273,365.40
                                                                                                -----------------------

            (i) The amount of Principal Receivables in the Trust
                represented by the Collateral Adjusted Invested Amount as
                of the end of the day on the last
                day of the related Monthly Period                                               $         37,273,365.40
                                                                                                -----------------------

            (j) The Floating Allocation Percentage with respect to the
                related Monthly Period                                                                            34.10%
                                                                                                -----------------------

            (k) The Class A Floating Percentage with respect to the
                related Monthly Period                                                                            87.50%
                                                                                                -----------------------

            (l) The Class B Floating Percentage with respect to the
                related Monthly Period                                                                             6.00%
                                                                                                -----------------------

            (m) The Collateral Floating Percentage with respect to the
                related Monthly Period                                                                             6.50%
                                                                                                -----------------------

            (n) The Principal Allocation Percentage with respect to the
                related Monthly Period                                                                            34.10%
                                                                                                -----------------------

            (o) The Class A Principal Percentage with respect to the


                related Monthly Period                                                                            87.50%
                                                                                                -----------------------

            (p) The Class B Principal Percentage with respect to the
                related Monthly Period                                                                             6.00%
                                                                                                -----------------------

            (q) The Collateral Principal Percentage with respect to the
                related Monthly Period                                                                             6.50%
                                                                                                -----------------------

      3     Delinquent Balances

            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                            Aggregate      Percentage
                             Account        of Total
                             Balance       Receivables
                          --------------   -----------
(a)     30 --  59 days:   $22,198,724.42      1.32%
(b)     60 --  89 days:   $13,566,093.74      0.81%
(c)     90+ days:         $19,362,614.53      1.15%
                          --------------      ----
        Total:            $55,127,432.69      3.28%
                          ==============      ====


      4     Investor Default Amount

            (a) The Investor Default Amount for the related Monthly Period                      $          2,665,916.97
                                                                                                -----------------------

            (b) The Class A Investor Default Amount for the related Monthly Period              $          2,332,677.35
                                                                                                -----------------------

            (c) The Class B Investor Default Amount for the related Monthly Period              $            159,955.02
                                                                                                -----------------------

            (d) The Collateral Default Amount for the related Monthly Period                    $            173,284.60
                                                                                                -----------------------

      5     Investor Charge-Offs

            (a) The aggregate amount of Class A Investor Charge-Offs
                for the related Monthly Period                                                  $                  0.00
                                                                                                -----------------------

            (b) The aggregate amount of Class A Investor Charge-Offs set forth
                in 5(a) above per $1,000 of original certificate principal amount               $                  0.00
                                                                                                -----------------------

            (c) The aggregate amount of Class B Investor Charge-Offs
                for the related Monthly Period                                                  $                  0.00
                                                                                                -----------------------

            (d) The aggregate amount of Class B Investor Charge-Offs
                set forth in 5(c) above per $1,000 of original certificate principal amount     $                  0.00
                                                                                                -----------------------

            (e) The aggregate amount of Collateral Charge-Offs
                for the related Monthly Period                                                  $                  0.00
                                                                                                -----------------------

            (f) The aggregate amount of Collateral Charge-Offs set forth
                in 5(e) above per $1,000 of original certificate principal amount               $                  0.00
                                                                                                -----------------------

            (g) The aggregate amount of Class A Investor Charge-Offs
                reimbursed on the Transfer Date immediately preceding
                this Distribution Date                                                          $                  0.00
                                                                                                -----------------------

            (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date

                immediately preceding this Distribution Date                                    $                  0.00
                                                                                                -----------------------

            (i) The aggregate amount of Class B Investor Charge-Offs
                reimbursed on the Transfer Date immediately preceding
                this Distribution Date                                                          $                  0.00
                                                                                                -----------------------

            (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
                principal amount reimbursed on the Transfer Date
                immediately preceding this Distribution Date                                    $                  0.00
                                                                                                -----------------------

            (k) The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding this
                Distribution Date                                                               $                  0.00
                                                                                                -----------------------

            (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k)
                above per $1,000 original certificate principal amount reimbursed
                on the Transfer Date immediately Preceding Distribution Date                    $                  0.00
                                                                                                -----------------------

      6     Investor Servicing Fee

            (a) The amount of the Class A Servicing Fee payable by the
                Trust to the Servicer for the related Monthly Period                            $            437,500.00
                                                                                                -----------------------

            (b) The amount of the Class B Servicing Fee payable by the
                Trust to the Servicer for the related Monthly Period                            $             30,000.00
                                                                                                -----------------------

            (c) The amount of the Collateral Servicing Fee payable by the
                Trust to the Servicer for the related Monthly Period                            $             32,500.00
                                                                                                -----------------------

            (d) The amount of Servicer Interchange payable by the Trust
                to the Servicer for the related Monthly Period                                  $            500,000.00
                                                                                                -----------------------

      7     Reallocations

            (a) The amount of Reallocated Collateral Principal Collections
                with respect to this Distribution Date                                          $                  0.00
                                                                                                -----------------------

            (b) The amount of Reallocated Class B Principal Collections
                with respect to this Distribution Date                                          $                  0.00
                                                                                                -----------------------

            (c) The Collateral Invested Amount as of the close of business
                on this Distribution Date                                                       $         39,000,000.00
                                                                                                -----------------------

            (d) The Collateral Adjusted Invested Amount as of the close of
                business on this Distribution Date                                              $         39,000,000.00
                                                                                                -----------------------

            (e) The Class B Invested Amount as of the close of business
                on this Distribution Date                                                       $         36,000,000.00
                                                                                                -----------------------

            (f) The Class B Adjusted Invested Amount as of the close of business
                on this Distribution Date                                                       $         36,000,000.00
                                                                                                -----------------------

            (g) The Class A Invested Amount as of the close of business
                on this Distribution Date                                                       $        525,000,000.00
                                                                                                -----------------------

            (h) The Class A Adjusted Invested Amount as of the close of business
                on this Distribution Date                                                       $        525,000,000.00
                                                                                                -----------------------

      8     Collection of Finance Charge Receivables

            (a) The aggregate amount of Collections of Finance Charge
                Receivables and Annual Membership Fees processed during
                the related Monthly Period which were allocated in
                respect of the Class A Certificates                                             $          6,638,651.36
                                                                                                -----------------------

            (b) The aggregate amount of Collections of Finance Charge
                Receivables and Annual Membership Fees processed during
                the related Monthly Period which were allocated in
                respect of the Class B Certificates                                             $            455,221.81
                                                                                                -----------------------

            (c) The aggregate amount of Collections of Finance Charge
                Receivables and Annual Membership Fees processed during
                the related Monthly Period which were allocated in
                respect of the Collateral Interest                                              $            493,156.96
                                                                                                -----------------------

      9     Principal Funding Account

            (a) The principal amount on deposit in the Principal Funding Account
                on the related Transfer Date                                                    $                  0.00
                                                                                                -----------------------

            (b) The Accumulation Shortfall with respect to the related Monthly Period           $                  0.00
                                                                                                -----------------------

            (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
                Account on the related Transfer Date to be treated as Class A Available Funds   $                  0.00
                                                                                                -----------------------

            (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
                Account on the related Transfer date to be treated as Class B Available Funds   $                  0.00
                                                                                                -----------------------

      10    Reserve Account

            (a) The Reserve Draw Amount on the related Transfer Date                            $                  0.00
                                                                                                -----------------------

            (b) The amount of the Reserve Draw Amount deposited in the Collection
                Account on the related Transfer Date to be treated as Class A Available Funds   $                  0.00
                                                                                                -----------------------

            (c) The amount of the Reserve Draw Account deposited in the Collection
                Account on the related Transfer Date to be treated as Class B Available Funds   $                  0.00
                                                                                                -----------------------

            (d) The amount of any Reserve Account Surplus                                       $                  0.00
                                                                                                -----------------------

      11    Available Funds

            (a) The amount of Class A Available Funds on deposit in the Collection
                Account on the related Transfer Date                                            $          1,073,916.67
                                                                                                -----------------------

            (b) The amount of Class B Available Funds on deposit in the Collection
                Account on the related Transfer Date                                            $             80,640.00
                                                                                                -----------------------

            (c) The amount of Collateral Available Funds on deposit in the Collection
                Account on the related Transfer Date                                            $            101,920.00
                                                                                                -----------------------

            (d) Available Principal Collections on deposit in the Collection Account
                on the related Transfer Date                                                    $                  0.00
                                                                                                -----------------------

      12    Excess Spread and Excess Finance Charge Collections

            (a) Excess Finance Charge Collection                                                $                  0.00
                                                                                                -----------------------

            (b) Class A Available Funds
                     minus Class A Monthly Interest
                     minus Class A Servicing Fee
                     minus Class A Defaulted Amount                                             $          2,794,557.35
                                                                                                -----------------------

                Class B Available Funds
                     minus Class B Monthly Interest
                     minus Class B Servicing Fee
                     minus Class B Defaulted Amount                                             $            184,626.79
                                                                                                -----------------------

                Collateral Available Funds                                                      $            493,156.96
                                                                                                -----------------------

            (c) Excess Spread applied to the Class A Required Amount
                for the Monthly Period                                                          $                  0.00
                                                                                                -----------------------

            (d) Excess Spread applied to the Class A Investor Charge-Offs for the
                related Monthly Period                                                          $                  0.00
                                                                                                -----------------------

            (e) Excess Spread applied to the Class B Required
                Amount for the related Monthly Period                                           $                  0.00
                                                                                                -----------------------

            (f) Excess Spread applied to the Class B Default
                Amount for the related Monthly Period                                           $                  0.00
                                                                                                -----------------------

            (g) Excess Spread applied to the Class B Invested
                Amount for the related Monthly Period                                           $                  0.00
                                                                                                -----------------------

            (h) Excess Spread applied to the Collateral
                Minimum Monthly Interest for the related
                Monthly Period and for any past due Collateral
                Minimum Monthly Interest                                                        $            101,920.00
                                                                                                -----------------------

            (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Monthly Period or for any
                past due Collateral Servicing Fees                                              $             32,500.00
                                                                                                -----------------------

            (j) Excess Spread applied to the Collateral Default Amount as Available Principal
                Collections for the related Monthly Period                                      $            173,284.60
                                                                                                -----------------------

            (k) Excess Spread applied to the Collateral Invested Amount
                for the related Monthly Period                                                  $                  0.00
                                                                                                -----------------------

            (l) Excess Spread applied to the Reserve Account for the related Monthly Period     $                  0.00
                                                                                                -----------------------

      13    Finance Charge Shortfall

            (a) Finance Charge Shortfall for Series 2000-1                                      $                  0.00
                                                                                                -----------------------

            (b) Total Finance Charge Shortfall for all series in Group One                      $                  0.00
                                                                                                -----------------------

      14    Base Rate

            (a) The Base Rate for the related Monthly Period                                                       3.69%
                                                                                                -----------------------

      15    Portfolio Yield

            (a) The Portfolio Yield for the related Monthly Period                                                 9.66%
                                                                                                -----------------------

            (b) The Portfolio Adjusted Yield for the related Monthly
                Period                                                                                              N/A
                                                                                                -----------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 11th day of February, 2005.

                                           NATIONAL CITY BANK,
                                           as Seller and Servicer

                                           By:    /s/ Janis E. Lyons
                                                  ----------------------
                                           Name:  Janis E. Lyons
                                           Title: Senior Vice President